John Hancock Funds II

All Cap Value Fund

Heritage Fund

Mid Cap Value Equity Fund

Smaller Company Growth Fund

(each a “Fund” and, together, the “Funds”)

Supplement dated 7-1-13 to the Prospectus dated 1-1-13, as supplemented

On June 26, 2013, the Board of John Hancock Funds II, of which each Fund is a series, approved a Plan of Liquidation (the “Plan”) with respect to each Fund. Each Fund is expected to liquidate on or about November 8, 2013 (the “Liquidation Date”). The Funds will cease offering their shares effective one business day prior to the Liquidation Date. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the relevant Fund.

On the close of business on the Liquidation Date, each Fund will distribute all of its assets pro rata to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to this time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, a Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent such Fund from meeting its stated investment objective.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.